Investment Advisers
      For Global Government:
      Western Asset Management Company
      Pasadena, CA

      For International Equity and
      Emerging Markets Trusts:
      Batterymarch Financial Management Inc.
      Boston, MA

Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD


      This report is not to be distributed unless preceded or accompanied by a prospectus.


       Legg Mason Wood Walker, Incorporated
      ---------------------------------------
                 100 Light Street
      P.O. Box 1476, Baltimore, MD 21203-1476
                 410 o 539 o 0000

LMF-042




                                 Annual Report
                               December 31, 1997

                                   Legg Mason
                                     Global
                                  Trust, Inc.

                            Global Government Trust

                           International Equity Trust

                             Emerging Markets Trust




                              The Art of Investing

                               [Legg Mason Logo]
                                     FUNDS

To Our Shareholders,

   We are pleased to provide you with the annual report for the Legg Mason Global Trust.

   Beginning on the next page, the portfolio managers responsible for the Global Trust portfolios discuss 1997 results and the investment outlook. The Funds' total returns in various periods since their inceptions are shown on pages 8 and
9. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   Coopers & Lybrand, L.L.P., the Global Trust's independent accountants, have completed their annual examination, and audited financial statements for the fiscal year ended December 31, 1997 are included in this report.

   We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders have chosen to regularly add to their investment in the Funds by authorizing automatic monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                                      Sincerely,


                                                      /s/ Edward A. Taber, III
                                                      ------------------------
                                                      Edward A. Taber, III
                                                      President

February 9, 1998

Portfolio Managers' Comments
Global Government Trust

   Global bond markets generally have benefited from declining yields for the past several years, but they continue to struggle with volatile currency markets. For US investors, much of the rewards of the global bond market rally this past year have been dissipated by the rising value of the dollar, a phenomenon which displayed considerable momentum in the first and third quarters of 1997. The second half of the year brought an additional source of currency risk, in the form of a series of devaluations which rocked the currencies of Southeast Asia. The Global Government Trust was not immune to these risks, generating a total return of -1.4% for the six months ended December 31, 1997, reflecting a combination of income, capital gains and currency losses. This represented a moderate degree of underperformance relative to the 1.5% total return of the Fund's benchmark, the Salomon Brothers World Government Bond Index.

   The portfolio's diverse strategies produced mixed results during the period. An overweight exposure to the dollar minimized currency losses relative to the benchmark as the dollar rose, but the residual foreign currency exposure detracted substantially from nominal returns. The portfolio's overweight exposure to emerging market bonds produced positive returns for the year, even though the Asian crisis resulted in wider spreads in the latter part of the year. An emphasis on Italian bonds within Europe, and Canadian bonds within the dollar bloc was also rewarded by the strong relative performance of these sectors. On the negative side, the portfolio had a modest exposure to the Czech koruna, which depreciated somewhat against the dollar. Although the portfolio had only a small position in Indonesian and Philippine bonds, they were substantially impacted by significant currency devaluations.

   Looking ahead, we believe that 1998 is likely to see a gradual relaxation of US monetary policy. A strong dollar, falling commodity prices and a flattening of the yield curve all suggest that monetary policy was effectively tight last year, and this undoubtedly aggravated the difficulties faced by Asian economies which were heavily exposed to dollar debt. Given sound monetary fundamentals and very low levels of inflation, our US exposure emphasizes long-maturity bonds, and we are targeting a less barbelled exposure to the yield curve in anticipation of a gradual steepening of the curve as the Fed begins to ease short-term rates lower.

   In Europe, market expectations for higher short rates have fallen sharply as concerns over the negative impact on growth from the Asian crisis have grown.Rates are now anticipated to converge at 4% immediately prior to the start of European Monetary Union ("EMU") on January 1, 1999. This has occurred against a background of gradually firming domestic demand growth, rising capacity utilization and improving business confidence. Tight fiscal budgets have improved the prospects for a broad initial EMU fuelling spread convergence to levels consistent with pure credit differentials.

   The firming of European currencies versus Asia could dampen export-related growth this year. However, the sharp decline in long-term bond yields, the upswing in business confidence and less tight fiscal policies, should ensure that growth in Europe remains on course for 2.5-3%. Short rates are likely to firm later in the year in line with market expectations. Bond yields are unlikely to rise much from current levels given the excellent inflation outlook and could decline modestly if Asia-related woes deepen. In Europe, we remain long our duration benchmarks with a barbell yield curve exposure. Exposure to the expanding European corporate bond market will be increased.

   In Japan, the Asian-related credit crunch, coming on top of an economy failing to recover from consumer-oriented fiscal tightening, has raised the prospects of recession despite recent modest tax cuts. Even export growth is unlikely to rescue the economy with 40% of exports destined for Asia. Against this background bond yields have declined only modestly given already very low yields, fears of increased supply and a weaker yen. The outlook for the market remains poor despite very accommodative monetary policies. Financial market deregulation and the possibility of further fiscal easing would be more supportive of the equity market while domestic savings should continue to be diversified into non-Japanese markets. Japanese exposure will thus remain severely underweight, as downside risks overwhelm upside potential.

   Currency fundamentals continue to support the US dollar. The demand for dollars from Asia will continue until banks and corporations in countries impacted by the crisis have hedged their short-term dollar liabilities and confidence returns as export earnings rise. We will seek opportunities to increase foreign currency exposure, however, if evidence grows later in the year of a slowing US economy coinciding with a policy-assisted bottoming in the Japanese economy and firmer European growth. Finally, the substantial widening of spreads in the emerging market arena and in Asia presents unique opportunities on a selected basis, particularly in those countries with sound monetary fundamentals and strong productive capacities.

                                               Western Asset Management Company

February 9, 1998

Portfolio Managers' Comments
International Equity Trust

   For the twelve months ended December 31, 1997, the total return for the Legg Mason International Equity Trust was 1.8% compared with 2.1% for the Morgan Stanley Capital International Europe, Australia and the Far East Index ("MSCI EAFE") Index. The Fund's total return for the last six months was -10.5% compared with -8.4% for the index.

   Global returns for the second half were influenced by investor concerns regarding the unsettled events in Southeast Asia. Our preference for smaller issues hurt the relative performance of the Fund, as the uncertain outlook caused investors to favor larger, blue chip stocks. During 1997, large capitalization stocks substantially outperformed mid- and small-cap stocks, despite what we find are more attractive valuations for smaller stocks.

   For the year, the return for the MSCI Pacific region declined 25.3%. The Japanese market, with a 25% weight in the EAFE Index, was down 23.6%. Our country selection added value by continuing to underweight exposure to Japan, where valuations appear expensive and earnings estimate revisions are below average. Stock selection also added value in Japan where we have avoided the banks in favor of technology and export-related stocks. A negative influence on the Fund's relative return was stock selection in Hong Kong, due to exposure to banking and property stocks during the latter part of the year.

   In contrast, the return for the MSCI Europe region was up 24.2%, led by Switzerland with a return of 44.8%. The Fund benefited from good stock selection in Switzerland. We continue to find better valuations and earnings estimate revisions in the small European markets, while underweighting the large European markets.

   The Fund has a small position in emerging markets where returns were mixed. Emerging markets in Europe and Latin America continued to be attractively priced with good growth prospects at relatively low price/earnings multiples while those in Asia continued to experience deteriorating earnings estimates and significantly negative returns.

Market Commentary and Investment Outlook

   Asia remains the major exception to an otherwise favorable global economy which features low inflation and moderate growth. The economic outlook for much of Asia is now being reflected in declining earnings estimates.

   Recovery in Japan continues to be slow and painful. Allowing weak banks to fail is a positive step but concrete plans for economic stimulation are in question. Expectations for economic growth are being revised downward for next year. Despite the fragile financial state, there are many well-managed companies. With the yen at the 130 level, export companies are particularly attractive.

   In Europe, we continue to favor the smaller markets although our rating of Germany is improving as earnings estimates have increased significantly. The better estimate revisions throughout much of Europe reflect, in part, the uncertain state of Asia.

   Emerging markets of Latin America and Europe have been dragged down by events in Asia and represent excellent value today. We will continue to seek growth opportunities in the more developed emerging markets at reasonable prices.

   As analysts better assess the magnitude of the Asian crisis, earnings estimates on securities connected with the region may be persistently revised downward in developed and emerging markets. In such an environment, investors would penalize both negative earnings surprises and excessive valuations. Stocks and markets with low valuations would be favored. In such a volatile environment, we will adhere to our disciplines of rigorous stock analysis and effective risk control, focusing on our strengths in stock selection.

   We continue to find mid- and small capitalization stocks more attractive, on average, than large cap, despite investor enthusiasm for the larger, blue chip issues. The valuation gap between large and small capitalization stocks continued to widen for markets outside the US - as it did within the US. Large capitalization stocks outside the US signficantly outperformed smaller cap stocks during the year.

   The Fund's estimated EPS growth rate is 14.4% compared with 13.6% for the EAFE Index, and the estimated P/E ratio is 11.1x, significantly lower than the EAFE Index P/E ratio of 18.3x. Thus, the Fund's growth-to-P/E ratio is well above that of the market. The Fund is well-diversified across countries and industries and maintains its value and mid-capitalization characteristics.

                                                       Charles F. Lovejoy, CFA

February 9, 1998

Portfolio Managers' Comments
Emerging Markets Trust

   The return for the Legg Mason Emerging Markets Trust was -6.2% for the year ended December 31, 1997, compared with -11.6% for the Morgan Stanley Capital International Emerging Markets Free ("MSCI EMF") Index. For the six months ended December 31, 1997, the return for the Fund was -22.5% compared with -24.9% for the index.

   Returns for the second half were influenced by the unsettled events in Southeast Asia. Following the Thai baht devaluation in July, the turmoil spread to Indonesia, Malaysia and the Philippines. While markets in Southeast Asia continued to experience deteriorating earnings estimates and significantly negative returns, emerging markets in Europe and Latin America continued to be attractively priced with good growth prospects at relatively low price/earnings multiples.

   In Asia, the Fund benefited from its underweighted position as the index return for the region declined 48.2% for 1997. The Fund favored Hong Kong and China over Malaysia, Thailand and Indonesia which helped the relative return.

   The Fund's exposure to companies in Latin America added value for the year as this region continued to perform well. The MSCI Latin American return was up 31.6% for the period, led by Mexico which returned 53.9%.

   The Fund also benefited from investments in the region of Europe, Middle East and Africa; particularly from strong stock selection in Turkey, Israel and Greece. Several markets in emerging Europe were particularly robust, led by Turkey, up 118%; Russia, up 112%; and Poland, up 95%.

Market Commentary and Investment Outlook

   In Latin America, despite the continued strong performance, valuations remain attractive compared to other emerging markets. By our estimates, earnings growth over 18% should be available over the next two years; yet Latin companies trade at under 11x the coming year's earnings. The Mexican economy, seemingly insulated from the problems in Asia, is growing at 6% annually. The domestic consumer is back and exporters continue to do well despite the currency's strength.

   In Southeast Asia, while valuations are attractive, the impact of currency devaluations on earnings expectations is still developing. It is difficult to say when we will see recovery in these markets. As analysts better assess the magnitude of the Asian crisis, we fear that earnings estimates may be persistently revised downward, particularly in emerging markets. In such an environment, investors would penalize both negative earnings surprises and excessive valuations. Those stocks and markets with little global exposure and low valuations would be favored. In such a volatile environment, we will adhere to our disciplines of rigorous stock analysis and effective risk control.

   Emerging Europe continues to offer exciting prospects. Russia was added to the index in November in the Europe, Middle East and Africa region. The Fund ended the year with a 4.1% position in Russia, along with exposure to Kazakhstan, Romania and Ukraine.

   Companies in the emerging markets are still growing faster than anywhere else in the world and at attractive valuations. Our investment strategy is to seek well-managed, high quality companies which are expected to participate in the rapid economic growth of emerging markets, at reasonable prices.

   The Fund is very attractively positioned with an estimated EPS growth rate of 21.6% compared with 17.7% for the index and a lower estimated P/E ratio of 8.5x compared with 11.3x for the index. Thus, the Fund's growth-to-P/E ratio is well above that of the market. The Fund is well-diversified across industry sectors and invested in over 30 markets.

                                                        Stephen J. McCarthy, CFA

February 9, 1998

Performance Information
Legg Mason Global Trust, Inc.

Performance Comparison of a $10,000 Investment as of December 31, 1997

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in each of these funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Legg Mason Fund represents the total return after deducting all Fund investment management expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

Global Government Trust

-----------------------------------------------------
                          Cumulative   Average Annual
                         Total Return   Total Return
-----------------------------------------------------
 One Year                   -1.69%        -1.69%
 Life of Fund(dagger)      +35.29         +6.62
-----------------------------------------------------
 (dagger) Fund Inception--April 15, 1993
-----------------------------------------------------


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


                               Salomon Brothers
         Global Government     World Government
              Trust             Bond Index (1)

03/93         10,000               10,000
06/93         10,010               10,123
12/93         10,676               10,577
06/94         10,404               10,648
12/94         10,526               10,825
06/95         12,114               10,648
12/95         12,716               12,884
06/96         12,809               12,693
12/96         13,762               13,350
06/97         13,724               13,186
12/97         13,529               13,381


(1) The Salomon Brothers World Government Bond Index measures the total return, in U.S. dollar terms, of a portfolio of the most liquid and highest quality bonds of each of fourteen countries. Index returns are for the periods beginning March 31, 1993.

International Equity Trust

-----------------------------------------------------
                          Cumulative   Average Annual
                         Total Return   Total Return
-----------------------------------------------------
 One Year                   +1.76%         +1.76%
 Life of Fund(dagger)      +28.16          +9.02
-----------------------------------------------------
 (dagger) Fund Inception--February 17, 1995
-----------------------------------------------------


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


                 Morgan Stanley
             Capital International
             Europe, Australia and     International Equity
             the Far East Index(1)             Trust

 2/95                10,000                   10,000
 6/95                10,712                   10,400
12/95                11,628                   10,811
 6/96                12,171                   12,054
12/96                12,368                   12,604
 6/97                13,773                   14,313
12/97                12,623                   12,816

(1) The Morgan Stanley Capital International Europe, Australia and the Far East Index is an unmanaged index based on share prices of approximately 1100 companies listed on stock exchanges around the world. Twenty countries are included in the index's portfolio. Index returns are for the periods beginning February 28, 1995.


Emerging Markets Trust

-----------------------------------------------------
                          Cumulative   Average Annual
                         Total Return   Total Return
-----------------------------------------------------
 One Year                   -6.18%       -6.18%
 Life of Fund(dagger)       -1.11        -0.70
-----------------------------------------------------
 (dagger) Fund Inception--May 28, 1996
-----------------------------------------------------


                 [GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


                 Morgan Stanley
             Capital International
                Emerging Markets        Emerging Markets
                 Free Index(1)                Trust

 5/28/96            10,000                    10,000
 6/96               10,062                    10,020
12/96                9,641                    10,330
 6/97               11,352                    12,767
12/97                8,524                     9,889

(1) The Morgan Stanley Capital International Emerging Markets Free index is a market weighted aggregate of 26 individual emerging country indices and takes into account local and market restrictions on share ownership by foreigners. Index returns are for the periods beginning May 31, 1996.

Industry Diversification
Legg Mason Global Trust, Inc.
December 31, 1997  (Unaudited)

International Equity Trust

                              % of Net      Market
                               Assets        Value
--------------------------------------------------
                                             (000)

Aerospace                         1.6%     $  3,672
Agriculture/Food                  0.3           752
Air Transport                     2.1         4,832
Aluminum                          0.3           591
Apparel/Textiles                  0.1           186
Banks                             7.5        16,993
Business Machines                 1.2         2,821
Chemicals                         0.5         1,049
Construction                      5.8        13,314
Containers                        0.9         2,024
Drugs/Medicine                    1.0         2,270
Electric Utilities                1.9         4,311
Electronics                       8.7        19,909
Finance                          20.5        46,615
Gas Utilities                     0.5         1,160
Health (Non-Drug)                 0.4           839
Hotel/Restaurant                  0.5         1,171
Insurance                         5.2        11,781
Iron &Steel                       0.3           650
Liquor                            1.3         2,930
Miscellaneous                     1.5         3,493
Motor Vehicles                    5.6        12,736
Non-Ferrous Metals                2.9         6,561
Oil Refining/Distribution         1.0         2,295
Oil Service                       1.6         3,659
Paper                             1.5         3,497
Photo/Optical                     1.6         3,628
Producer Goods                    2.1         4,701
Publishing                        0.5         1,201
Railroads/Transit                N.M.             9
Real Property                     1.1         2,410
Retail (Food)                     0.1           220
Retail (Non-Food)                 0.4           821
Services                          4.7        10,790
Telecommunications                9.0        20,420
Tire & Rubber                     1.1         2,503
Tobacco                           0.6         1,434
Trucking/Freight                  2.2         5,041
Short-term Investments            1.4         3,167
                                -----      --------
Total Investment Portfolio       99.5       226,456
Other Assets Less Liabilities     0.5         1,199
                                -----      --------
NET ASSETS                      100.0%     $227,655
                                -----      --------

N.M. Not meaningful



Emerging Markets Trust

                              % of Net      Market
                               Assets        Value
--------------------------------------------------
                                             (000)

Aerospace                         0.4%      $   244
Agriculture/Food                  0.7           464
Air Transport                     1.3           827
Apparel/Textiles                  1.3           837
Banks                             5.3         3,428
Beverages                         2.6         1,688
Business Machines                 1.5         1,000
Chemicals                         1.7         1,077
Coal & Uranium                    0.2           155
Construction                      6.7         4,394
Consumer Durables                 2.6         1,730
Domestic Oil Reserves             3.5         2,316
Drugs/Medicine                    1.4           917
Electric Utilities                8.7         5,702
Electronics                       2.5         1,631
Finance                           1.8         1,156
Forest Products                   0.2           124
Gas Utilities                     0.8           524
Iron & Steel                      4.8         3,135
Media                             0.5           338
Miscellaneous                    10.9         7,139
Motor Vehicles                    1.9         1,242
Non-Ferrous Metals                0.8           496
Oil Service                       3.1         2,004
Paper                             0.8           522
Precious Metals                   1.6         1,053
Producer Goods                    0.5           357
Railroads/Transit                 0.4           264
Real Property                     1.0           640
Retail (Food)                     0.5           308
Retail (Non-Food)                 1.8         1,188
Services                          3.4         2,198
Telecommunications               19.5        12,736
Tobacco                           1.7         1,114
Water Transport                   0.6           406
Short-term Investments            2.2         1,450
                                -----       -------
Total Investment Portfolio       99.2        64,804
Other Assets Less Liabilities     0.8           498
                                -----       -------
NET ASSETS                      100.0%      $65,302
                                -----       -------

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1997
(Amounts in Thousands)

Global Government Trust

                                                                      Maturity
                                                    Rate                Date        Currency      Par              Value
---------------------------------------------------------------------------------------------------------------------------
Long-Term Debt Securities -- 90.1%

      British Sterling -- 15.7%
      BAT International Finance PLC                 9.25%            10/27/20        GBP         1,000           $ 2,037
      Bayerische Hypotheken Bank                    7%               2/25/00                       880             1,438
      Daimler-Benz UK, PLC                          7%               2/25/00                       500               815
      Harvard University                            6.875%           2/25/00                       550               898
      Lloyd's Bank PLC                              9.625%           4/6/23                        900             1,880
      United Kingdom Treasury Stock                 10.25%           11/22/99                    3,800             6,610
      United Kingdom Treasury Stock                 8%               6/7/21                      3,200             6,381
      Welcome Break Financial PLC                   8.284%           9/1/17                        800             1,455
                                                                                                                 -------
                                                                                                                  21,514
                                                                                                                 -------
      Canadian Dollar -- 1.4%
      Shaw Communications, Inc.                     8.54%            9/30/27         CAD         3,000             1,947
                                                                                                                 -------
      Danish Krone -- 10.0%
      Kingdom of Denmark                            9%               11/15/00        DKK        17,000             2,752
      Kingdom of Denmark                            8%               3/15/06                    65,000            10,990
                                                                                                                 -------
                                                                                                                  13,742
                                                                                                                 -------
      French Franc -- 1.6%
      Republic of Ivory Coast
        Restructured Loan                           0%                               FRF        23,304             1,539(A,B)
        Unstructured Loan                           6.875%                                       9,200               592(A,B)
                                                                                                                 -------
                                                                                                                   2,131
                                                                                                                 -------
      German Deutschmark -- 7.9%
      Bundesobligation                              5.75%            8/22/00         DEM        14,300             8,215
      Exide Holding Europe SA                       9.125%           4/15/04                     2,500             1,417(E)
      Geberit International SA                      10.125%          4/15/07                     1,000               611
      Netia Holdings, B.V.                          0%               11/1/07                     1,650               527(E,G)
                                                                                                                 -------
                                                                                                                  10,770
                                                                                                                 -------
      Italian Lira -- 8.5%
      Buoni del Tesoro Poliennali                   10%              8/1/03          ITL    16,800,000            11,586
                                                                                                                 -------
      New Zealand Dollar -- 2.0%
      Fannie Mae                                    7%               9/26/00         NZD         2,300             1,300
      International Bank for
        Reconstruction and Development              7%               9/18/00                     2,500             1,420
                                                                                                                 -------
                                                                                                                   2,720
                                                                                                                 -------

Legg Mason Global Trust, Inc.

                                                                      Maturity
                                                    Rate                Date        Currency      Par              Value
---------------------------------------------------------------------------------------------------------------------------
      Philippine Peso -- 0.7%
      International Finance Corporation             10.25%           4/10/02         PHP        50,000          $    963
                                                                                                                --------

      Slovakian Koruna -- 1.7%
      International Finance Corporation             11.75%           8/15/99         SKK        95,000             2,327
                                                                                                                --------

      South African Rand -- 2.4%
      Republic of South Africa                      13%              8/31/10         ZAR        16,900             3,308
                                                                                                                --------

      Swedish Krona -- 9.4%
      Kingdom of Sweden                             13%              6/15/01         SEK        83,000            12,839
                                                                                                                --------

      United States Dollar -- 28.8%

      Corporate -- 0.4%
      Interamericas Communications                  14%              10/27/07        USD           500               495(E)
                                                                                                                --------

      Currency Exchange-Linked Securities -- 0.9%
      Morgan Guaranty Trust
        Indonesian Rupiah-Linked Note               14%              11/21/01                    3,000             1,191(D)
                                                                                                                --------

      Emerging Markets -- 16.3%
      Republic of Argentina                         9.75%            9/19/27                     1,158             1,101
      Argentina Bonos de Consolidacion
        Previsionales                               5.6875%          4/1/01                      5,536             5,256(C)
      Republic of Argentina Floating Rate Bond      6.6875%          3/31/05                     1,200             1,073(C)
      Government of Jamaica                         9.625%           7/2/02                      1,500             1,429(E)
      Kingdom of Morocco                            6.6563%          1/1/09                      6,000             5,100(C)
      Republic of Brazil                            6.8125%          1/1/01                      1,256             1,178(C)
      Petroleos Mexicanos                           8.85%            9/15/07                     2,750             2,723
      United Mexican States                         9.50%            7/16/01                       462               481
      United Mexican States                         11.375%          9/15/16                     3,500             4,015
                                                                                                                --------
                                                                                                                  22,356
                                                                                                                --------

      U.S. Government Obligations -- 11.2%
      United States Treasury Bonds                  6%               2/15/26                     5,000             4,994
      United States Treasury Bonds                  6.125%           11/15/27                   10,000            10,277
                                                                                                                --------
                                                                                                                  15,271
                                                                                                                --------
      Total Long-term Debt Securities  (Identified Cost-- $125,249)                                              123,160
---------------------------------------------------------------------------------------------------------------------------

                                                                      Maturity
                                                    Rate                Date        Currency      Par              Value
---------------------------------------------------------------------------------------------------------------------------
Short-Term Investments -- 7.4%

      Foreign Treasury Bill-Linked Securities -- 2.9%
      Bankers Trust Company
        Russian GKO-Linked Note                     0%               1/14/98         USD         2,500           $ 2,498(F)
        Russian GKO-Linked Note                     0%               2/4/98                      1,500             1,484(F)
                                                                                                                --------
                                                                                                                   3,982
                                                                                                                --------
      Repurchase Agreement -- 4.4%
      Merrill Lynch Securities Corp.
        6.60%, dated 12/31/97, to be repurchased at $6,062
        on 1/2/98 (Collateral: $6,005 Fannie Mae Medium Term Notes,
        6.98%, due 10/1/12, value $6,292)                                                        6,060             6,060
                                                                                                                --------

                                                                                                Actual
                                                                                               Contracts
                                                                                               ---------
      Options Purchased -- 0.1%
      Kingdom of Denmark 7% 11/07 Euro Call
        January 98, Strike Price $109.64                                             DKK            92                 5

      United Kingdom Treasury Stock 8/21 Euro Put
        January 98, Strike Price $120.625                                            GBP             5                16

      Government of Japan #190 Euro Call
        January 98, Strike Price $108.426                                            JPY         4,800                56
                                                                                                                --------
                                                                                                                      77
                                                                                                                --------
      Total Short-term Investments  (Identified Cost-- $10,120)                                                   10,119
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 97.5%  (Identified Cost-- $135,369)                                                    133,279
      Other Assets Less Liabilities-- 2.5%                                                                         3,453
                                                                                                                --------
      Net Assets Consisting Of:
      Accumulated paid-in capital applicable to 14,242
        shares outstanding                                                                    $143,762
      Overdistributions of net investment income                                                (5,134)
      Unrealized depreciation of investments and currency transactions                          (1,896)
                                                                                              --------
      Net Assets-- 100.0%                                                                                       $136,732
                                                                                                                ========
      Net Asset Value Per Share                                                                                    $9.60
                                                                                                                   =====
---------------------------------------------------------------------------------------------------------------------------

(A) Illiquid Security -- A security that cannot be disposed of within seven days for approximately the price at which the Fund values it.
(B) Non-income producing -- Issuer is in default of interest and principal payments.
(C) Indexed Security -- The rate of interest earned on each security is tied to the London Interbank Offered Rate (LIBOR). The coupon rate for each is the rate as of December 31, 1997.
(D) Total maturity value is linked to the value of the indicated currency at maturity.
(E) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional investors.
(F) Total maturity value is linked to the value of the Treasury bills of the indicated country at maturity.
(G) Stepped coupon security -- A bond or preferred stock which amortizes to par by a specific date at which time it begins to accrue interest or pay dividends.

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1997
(Amounts in Thousands)

International Equity Trust

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 97.7%
      Argentina -- 1.1%
      Telefonica de Argentina S.A.                                                               644               $ 2,414
                                                                                                                   -------
      Australia -- 3.6%
      Australia & New Zealand Bank Group Ltd.                                                    222                 1,465
      Boral Limited                                                                              808                 2,043
      Comalco Limited                                                                             97                   401
      Commonwealth Bank of Australia                                                              25                   288
      M.I.M. Holdings Ltd.                                                                     1,741                 1,067
      Westpac Banking Corporation Ltd.                                                           454                 2,902
                                                                                                                   -------
                                                                                                                     8,166
                                                                                                                   -------

      Austria -- 1.0%
      OMV AG                                                                                      17                 2,300
                                                                                                                   -------

      Belgium -- 2.7%
      Compagnie Belge de Participations Paribas SA                                                37                 1,678
      Cie Financiere Europeene et d'Outre-Mer SA                                                   3                   323
      Fortis AG                                                                                    2                   501
      Groupe Bruxelles Lambert SA                                                                  5                   781
      Kredietbank NV                                                                               3                 1,343
      Societe Generale de Belgique                                                                13                 1,180
      Solvay                                                                                       7                   440
                                                                                                                   -------
                                                                                                                     6,246
                                                                                                                   -------

      Brazil -- 0.1%
      Companhia Paulista de Forca e Luz-- CPFL                                                 1,900                   250
                                                                                                                   -------

      Chile -- 1.0%
      Enersis S.A. ADR                                                                            79                 2,291
                                                                                                                   -------

      Denmark -- 1.8%
      Den Danske Bank                                                                             12                 1,639
      SAS Danmark A/S                                                                             32                   460
      Sophus Berendsen A/S                                                                        10                 1,608
      Superfos A/S                                                                                20                   505
                                                                                                                   -------
                                                                                                                     4,212
                                                                                                                   -------


                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Finland -- 2.1%
      Kesko Oyj                                                                                   35               $   553
      Metsa-Serla Oyj                                                                             48                   371
      Outokumpu Oyj                                                                               89                 1,080
      Rautaruukki OY                                                                              80                   650
      UPM-Kymmene Oyj                                                                            106                 2,126
                                                                                                                   -------
                                                                                                                     4,780
                                                                                                                   -------

      France -- 4.0%
      Alcatel Alsthom                                                                             20                 2,517
      Bertrand Faure                                                                               9                   633
      Compagnie Generale de Geophysique SA                                                         4                   499(A)
      Compagnie Generale d'Industrie et de Participations                                          2                   682
      PSA Peugeot Citroen                                                                          6                   769
      Renault SA                                                                                  77                 2,157(A)
      Suez Lyonnaise des Eaux                                                                     15                 1,671
      Vallourec SA                                                                                 2                   137
                                                                                                                   -------
                                                                                                                     9,065
                                                                                                                   -------

      Germany -- 7.8%
      Bayerische Vereinsbank AG                                                                   34                 2,212
      Commerzbank AG                                                                             100                 3,953
      Continental AG                                                                              82                 1,812
      Deutsche Pfandbrief-und Hypothekenbank AG                                                    5                   284
      Dresdner Bank AG                                                                            71                 3,267
      FAG Kugelfischer Georg Schaefer AG                                                          50                   661
      IWKA AG                                                                                      3                   741
      Schmalbach Lubeca AG                                                                      N.M.                    33
      Thyssen AG                                                                                   7                 1,562
      Volkswagen AG                                                                                6                 3,150
                                                                                                                   -------
                                                                                                                    17,675
                                                                                                                   -------

      Greece -- 0.3%
      Ergo Bank S.A.                                                                              14                   727
                                                                                                                   -------

      Hong Kong -- 3.2%
      Champion Technology Holdings                                                             8,034                   860
      Cheung Kong Holdings                                                                       297                 1,945
      CLP Holdings Limited                                                                       164                   910

Legg Mason Global Trust, Inc.

International Equity Trust--Continued

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Hong Kong -- Continued
      Dickson Concepts International Ltd.                                                        215               $   314
      FPB Bank Holding Company Limited                                                           253                    63
      Hon Kwok Land Investment Limited                                                           788                   142
      HSBC Holdings plc                                                                           81                 2,009
      Innovative International Holdings                                                          698                   125
      Peregrine Investment Holdings Limited                                                      256                   182
      Sun Hung Kai Properties Ltd.                                                                39                   272
      Wing Hang Bank Ltd.                                                                        131                   370
      Wong's International Holdings Ltd.                                                         501                   123
      Wong's International Holdings Ltd. - Warrants                                              100                     4(A)
                                                                                                                   -------
                                                                                                                     7,319
                                                                                                                   -------

      Ireland -- 1.7%
      Allied Irish Banks plc                                                                     117                 1,134
      Bank of Ireland                                                                             85                 1,315
      Irish Life Plc                                                                              67                   386
      Jefferson Smurfit Group Plc                                                                401                 1,129
                                                                                                                   -------
                                                                                                                     3,964
                                                                                                                   -------

      Israel -- 0.4%
      Bezeq Israeli Telecommunication Corporation Ltd.                                           354                   977
                                                                                                                   -------

      Italy -- 4.6%
      Banca Commerciale Italiana                                                                 199                   692
      Banca Popolare di Bergamo Credito Varesino SpA                                             112                 1,955
      ENI                                                                                        316                 1,790
      Mondadori (Arnoldo) Editore SpA                                                             60                   475
      Telecom Italia SpA                                                                         862                 5,510
                                                                                                                   -------
                                                                                                                    10,422
                                                                                                                   -------

      Japan -- 12.6%
      Canon Incorporated                                                                          48                 1,118
      Citizen Watch Company                                                                      208                 1,394
      Daiichi Pharmaceutical Company Ltd.                                                         60                   675


                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Japan-- Continued
      Daiwa Kosho Lease Company Ltd.                                                             101               $   410
      Daiwa Securities Company Ltd.                                                              579                 1,995
      Eisai Company Ltd.                                                                        N.M.                     2
      Fuji Heavy Industries Ltd.                                                                 121                   326
      Furukawa Electric                                                                          572                 2,449
      Hitachi Ltd.                                                                               110                   784
      Hitachi Cable                                                                              105                   674
      Iwate (Bank of) Limited                                                                     18                   792
      Jaccs Company                                                                              105                   643
      Katokichi Company                                                                           16                   197
      Kawasaki Kisen Kaisha Ltd.                                                                  44                    53(A)
      Kishu Paper Company                                                                         10                    16
      Kitz Corporation                                                                             9                    10
      Konica Corporation                                                                         707                 3,249
      Kyowa Hakko Kogyo Co. Ltd.                                                                 366                 1,584
      Marubeni Corporation                                                                       118                   207
      Maruzen Showa Unyu Co.                                                                       6                     9
      Matsushita Electric Industrial Company                                                     143                 2,092
      Mitsui O.S.K. Lines                                                                        206                   286
      Mitsui Trust & Banking                                                                     415                   804
      NEC Corporation                                                                             74                   788
      Nichicon Corporation                                                                        43                   399
      Nissan Motor Company, Ltd.                                                                 224                   926
      NTN Corp.                                                                                   94                   217
      Olympus Optical Co., Ltd.                                                                   53                   366
      Onward Kashiyama Company Ltd.                                                               16                   185
      Ricoh Company                                                                              110                 1,365
      Rohm Company                                                                                14                 1,426
      Sanwa Shutter Corporation                                                                   53                   266
      Shikoku Electric Power                                                                      20                   288
      Sony Corporation                                                                            10                   888
      Sumitomo Trust & Banking Corporation                                                        53                   275
      TDK Corporation                                                                             19                 1,432
                                                                                                                   -------
                                                                                                                    28,590
                                                                                                                   -------

Legg Mason Global Trust, Inc.

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Malaysia -- 0.7%
      Edaran Otomobil Nasional                                                                    88               $   180
      Hicom Holdings Berhad                                                                      428                   246
      Jaya Tiasa Holdings Bhd                                                                    168                   309
      Malayan Cement Bhd                                                                         520                   354
      Malaysian Resources Corporation Bhd                                                        223                    52
      Tan Chong Motor Holding Berhad                                                             974                   426
                                                                                                                   -------
                                                                                                                     1,567
                                                                                                                   -------

      Mexico -- 2.0%
      ALFA, S.A. de C.V.                                                                         316                 2,144
      Desc S.A. de C.V.                                                                          141                 1,347
      Telefonos de Mexico SA                                                                     280                   789
      Vitro SA                                                                                    66                   291
                                                                                                                   -------
                                                                                                                     4,571
                                                                                                                   -------

      Netherlands -- 7.1%
      ABN Amro Holding N.V.                                                                       29                   569
      Aegon N.V.                                                                                  18                 1,616
      Assurantiecomcern Stad Rotterdam N.V.                                                        5                   245
      Fortis Amev NV                                                                               7                   316
      Fugro N.V.                                                                                   9                   277
      Hollandsche Beton Groep N.V.                                                                21                   391
      ING Groep NV                                                                                42                 1,775
      Internatio - Muller NV                                                                      46                 1,432
      KLM Royal Dutch Air Lines NV                                                                36                 1,343
      Koninklijke Ahrend Groep NV                                                                 11                   330
      Koninklijke Boskalis Westminster N.V.                                                       50                   881
      Koninklijke Ten Cate NV                                                                      3                   142
      Koninklijke Van Ommeren N.V.                                                                43                 1,452
      NBM-Amstelland N.V.                                                                         31                   807
      Philips Electronics N.V.                                                                     7                   438
      Roto Smeets D Boerd                                                                         17                   570
      Twentsche Kabel Holding                                                                     11                   535
      Van der Moolen Holding N.V.                                                                 13                   392
      Volker Wessels Stevin N.V.                                                                  84                 2,621
                                                                                                                   -------
                                                                                                                    16,132
                                                                                                                   -------

      New Zealand -- 1.9%
      Fletcher Challenge Energy                                                                  161                   564
      Fletcher Challenge Paper                                                                   350                   457
      Telecom Corporation of New Zealand Limited                                                 668                 3,241
                                                                                                                   -------
                                                                                                                     4,262
                                                                                                                   -------

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Norway -- 2.3%
      Aker RGI ASA - AShares                                                                      13               $   240
      Aker RGI ASA - B Shares                                                                      4                    58
      Den Norske Bank A/S                                                                        479                 2,257
      Elkem ASA                                                                                   17                   228
      Hafslund ASA                                                                                11                    52
      Norsk Hydro AS                                                                              13                   608
      Nycomed Amersham plc                                                                        21                   760(A)
      Saga Petroleum AS                                                                           57                   985
                                                                                                                   -------
                                                                                                                     5,188
                                                                                                                   -------

      Philippines -- 0.5%
      Philippine Long Distance Telephone Company                                                  49                 1,057
                                                                                                                   -------

      Portugual -- 1.6%
      Cimpor-Cimentos de Portugal, SGPS, SA                                                       35                   931
      Portugal Telecom S.A.                                                                       59                 2,722
                                                                                                                   -------
                                                                                                                     3,653
                                                                                                                   -------

      Singapore -- 1.3%
      Singapore Airlines Ltd.                                                                    311                 2,030
      United Overseas Bank Ltd.                                                                   31                   172
      Wing Tai Holdings Ltd.                                                                     739                   864
                                                                                                                   -------
                                                                                                                     3,066
                                                                                                                   -------

      South Korea -- 0.2%
      Yukong Ltd.                                                                                 48                   383
                                                                                                                   -------

      Spain -- 4.8%
      Banco Bilbao Vizcaya                                                                       151                 4,873
      Banco Central Hispanoamericano                                                              41                 1,008
      Corporacion Bancaria de Espana SA                                                           22                 1,363
      Iberdrola S.A.                                                                             140                 1,837
      Tabacalera SA                                                                               18                 1,435
      Telefonica de Espana                                                                        16                   443
                                                                                                                   -------
                                                                                                                    10,959
                                                                                                                   -------

      Sweden -- 2.1%
      Granges AB                                                                                  12                   191(A)
      Haldex AB                                                                                   22                   321
      Mo och Domsjo AB                                                                            21                   542
      SKF AB                                                                                       5                   105
      Volvo AB                                                                                   139                 3,734
                                                                                                                   -------
                                                                                                                     4,893
                                                                                                                   -------

Legg Mason Global Trust, Inc.

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Switzerland -- 7.9%
      Ascom Holding AG                                                                           N.M               $   450(A)
      Credit Suisse Holding AG                                                                    11                 1,671
      Danzas Holding AG                                                                            1                   157
      Georg Fischer AG                                                                             1                 1,177
      Holderbank Financiere Glarus AG                                                              2                 1,831
      Kuoni Reisen Holdings AG                                                                  N.M.                 1,169
      Rieter Holdings Ltd.                                                                         2                   651
      Sairgroup                                                                                    1                   999(A)
      Schweizerische Bankgesells                                                                   4                 5,601
      Schweizerische Ruckvericherungs-Gesellschaft                                                 2                 4,282
                                                                                                                   -------
                                                                                                                    17,988
                                                                                                                   -------

      Thailand -- 0.3%
      Bangkok Bank Company Ltd.                                                                  241                   602
                                                                                                                   -------

      Turkey -- 0.3%
      Yapi ve Kredi Bankasi, A.S.                                                             15,380                   586
                                                                                                                   -------

      United Kingdom -- 16.7%
      Abbey National                                                                              26                   461
      Anglian Water plc                                                                          147                 2,007
      Asda Group plc                                                                             237                   697
      Bank of Scotland                                                                           182                 1,649
      Barclays PLC                                                                                39                 1,036
      Barratt Developments plc                                                                   238                   906
      Bass PLC                                                                                   108                 1,674
      British Aerospace PLC                                                                       72                 2,060
      British Telecommunications plc                                                             250                 1,970
      Daily Mail and General Trust                                                                 4                   154
      English China Clays plc                                                                    159                   700
      Ladbroke Group plc                                                                         508                 2,204
      Lex Service plc                                                                            215                 1,645
      Lloyds TSB Group plc                                                                       515                 6,695
      Marley PLC                                                                                 573                   885
      Misys plc                                                                                   24                   730
      Pilkington plc                                                                             280                   586
      PowerGen plc                                                                               306                 3,987
      Prudential Corporation                                                                     232                 2,830

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      United Kingdom -- Continued
      Royal & Sun Alliance Insurance Group plc                                                    35              $    350
      Rugby Group plc                                                                            148                   330
      Scottish & Newcastle PLC                                                                   103                 1,257
      Siebe plc                                                                                   31                   614
      George Wimpey plc                                                                           14                    24
      WPP Group plc                                                                              585                 2,602
                                                                                                                  --------
                                                                                                                    38,053
                                                                                                                  --------
      Total Common Stocks and Equity Interests  (Identified Cost-- $210,320)                                       222,358
---------------------------------------------------------------------------------------------------------------------------
Preferred Stocks -- 0.4%

      Brazil -- 0.4%
      Telecomunicacoes Brasileiras                                                             7,300                   833
                                                                                                                  --------

      Italy -- N.M.
      IFI Istituto Finanziario                                                                     8                    86
                                                                                                                  --------
      United Kingdom -- N.M.
      Wessex Water plc                                                                            14                    12
                                                                                                                  --------
      Total Preferred Stocks  (Identified Cost-- $921)                                                                 931
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement  -- 1.4%
      Prudential Securities, Inc.
         6.75%, dated 12/31/97, to be repurchased at $3,168 on 1/2/98
         (Collateral: $3,255 Government National Mortgage Association
         Mortgage-backed securities, 8.00%, due 2/15/23, value $3,255)
         (Identified Cost-- $3,167)                                                           $3,167                 3,167
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.5%  (Identified Cost-- $214,408)                                                      226,456
      Other Assets Less Liabilities-- 0.5%                                                                           1,199
                                                                                                                  --------
      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to 19,328 shares outstanding                   $223,318
      Overdistributions of net investment income                                              (1,523)
      Accumulated net realized loss on investments and currency transactions                  (6,122)
      Unrealized appreciation of investments and currency transactions                        11,982
                                                                                            --------

      NET ASSETS -- 100.0%                                                                                        $227,655
                                                                                                                  ========
      NET ASSET VALUE PER SHARE                                                                                     $11.78
                                                                                                                    ======
---------------------------------------------------------------------------------------------------------------------------

(A)  Non-income producing
N.M. Not meaningful

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1997
(Amounts in Thousands)

Emerging Markets Trust




                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 90.0%

      Argentina -- 3.8%
      IRSA Inversiones y Representaciones S.A.                                                   142               $   529
      Quilmes Industrial SA ADR                                                                   24                   326
      Siderca S.A.                                                                               232                   646
      YPF Sociedad Anonima ADR                                                                    29                   981
                                                                                                                   -------
                                                                                                                     2,482
                                                                                                                   -------

      Brazil -- 11.8%
      Brazil Realty S.A. GDS                                                                      16                   310(B)
      Centrais Electricas Braseiras S/A                                                       28,533                 1,419
      Companhia de Eletricidade do Estado do Rio de Janeiro                                1,055,900                   681(A)
      Companhia Energetica de Minas ADR                                                           14                   617
      Companhia Siderurgica Nacional                                                          11,190                   311
      Espirito Santo Centrais Eletricas SA                                                         2                   226(A)
      Gerdau Metalurgica  S/A                                                                     79                     2
      Rossi Residencial S.A. GDS                                                                  36                   161(A,B)
      Telecomunicacoes Brasileiras S/A ADR                                                        15                 1,772
      Telecomunicacoes Brasileiras S/A                                                        13,847                 1,408
      Uniao de Bancos Brasileiros SA GDS                                                          24                   763(A)
                                                                                                                   -------
                                                                                                                     7,670
                                                                                                                   -------

      Chile -- 4.5%
      Chilectra S.A. ADR                                                                          26                   660
      CIA de Telecomunicaciones de Chile S.A. ADR                                                 23                   699
      Laboratorios Chile SA ADR                                                                   28                   627
      Linea Aerea Nacional Chile SA ADR                                                           51                   699(A)
      Sociedad Quimica y Minera de Chile ADR                                                       6                   282
                                                                                                                   -------
                                                                                                                     2,967
                                                                                                                   -------

      China -- 5.4%
      Bengang Steel Plates Co., Ltd.                                                           1,000                   222(A)
      Brilliance China Automotive Holdings, Ltd.                                                 140                 1,050
      China International Marine Containers Ltd.                                                 147                   132(A)
      Guangdong Kelon Electric Holding                                                           300                   308
      Guangshen Railway                                                                        1,000                   265(A)
      Heilongjiang Electric Power Co. Ltd.                                                       200                   153
      Huaneng Power International, Inc. ADR                                                       10                   241(A)
      Huaxin Cement Co. Ltd.                                                                     380                    34(A)
      Shandong Huaneng Power Company Ltd. ADR                                                     30                   206
      Shenzhen Expressway Company Limited                                                      1,000                   194(A,B)
      Shenzhen Konka Electronics Group Limited                                                   200                   216(A)
      Zhejiang Southeast Electric Power Co., Ltd.                                              1,500                   483(A)
                                                                                                                   -------
                                                                                                                     3,504
                                                                                                                   -------


                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      Colombia -- 1.0%
      Banco Ganadero S.A. ADR                                                                     13               $   314
      Cementos Diamante S.A. ADR                                                                  28                   316(B)
                                                                                                                   -------
                                                                                                                       630
                                                                                                                   -------

      Czech Republic -- 0.7%
      Komercni Banka a.s.                                                                         12                   243(A)
      Sporitelni Privatizacni If Cesky                                                            18                   200(A)
                                                                                                                   -------
                                                                                                                       443
                                                                                                                   -------

      Egypt -- 1.3%
      Arabian International Construction                                                           8                   226(A)
      Egypt Investment Company Ltd.                                                               14                   221(A,B)
      International Food Egypt                                                                     5                   112(A)
      Miraco International B.V.                                                                 N.M.                    39(A)
      Oriental Weavers                                                                            14                   247(A)
                                                                                                                   -------
                                                                                                                       845
                                                                                                                   -------

      Ghana -- 0.4%
      Ashanti Goldfields Company Ltd. GDR                                                         35                   263
                                                                                                                   -------

      Greece -- 2.2%
      Hellenic Telecommunication Organization S.A.                                                34                   692
      Heracles General Cement S.A.                                                                34                   714
                                                                                                                   -------
                                                                                                                     1,406
                                                                                                                   -------

      Hong Kong -- 1.7%
      China Pharmaceutical Enterprise and Investment Corporation Limited                       1,053                   107
      China Resources Enterprise Limited                                                          50                   112
      China Telecom (Hong Kong) Limited                                                          150                   257(A)
      Citic Pacific Ltd.                                                                          40                   159
      Pacific Ports Company Ltd.                                                               1,000                   183(A)
      Sa Sa International Holdings Limited                                                       376                    78
      Shanghai Industrial Holdings Limited                                                        40                   149
      Vanda Systems &Communication Holdings Ltd.                                                 400                    83
                                                                                                                   -------
                                                                                                                     1,128
                                                                                                                   -------

      Hungary -- 1.4%
      BorsodChem Rt.                                                                               9                   336
      Magyar Olaj Es Gazipari KT                                                                  11                   276
      Richter Gedeon Rt.                                                                           3                   307
                                                                                                                   -------
                                                                                                                       919
                                                                                                                   -------

      India -- 4.9%
      Gujarat Ambuja Cements Ltd. GDR                                                             51                   355
      Hindalco Industries Ltd. GDR                                                                20                   398

Legg Mason Global Trust, Inc.

Emerging Markets Trust--Continued


                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      India -- Continued
      India Access                                                                                25               $   234(A)
      Indian Petrochemicals Corp. Ltd. GDS                                                        27                   135
      ITC Limited GDR                                                                             35                   698(A)
      Larsen & Toubro Ltd. GDS                                                                    15                   164
      Manhanagar Tel Nigam Ltd.                                                                   17                   258(A,B)
      Ranbaxy Laboratories Limited GDR                                                            15                   384
      Reliance Industries GDR                                                                     70                   591(A)
                                                                                                                   -------
                                                                                                                     3,217
                                                                                                                   -------

      Indonesia -- 1.0%
      PT Bank Internasional Indonesia                                                            446                    26
      PT Bimantara Citra                                                                         800                   153
      PT Hanjaya Mandala Sampoerna                                                                57                    43
      PT Indah Kiat Pulp &Paper Corporation Tbk                                                  700                   124
      PT Lippo Bank                                                                              320                    35
      PT Matahari Putra Prima                                                                  2,760                   226
      PT Telekomunikasi Indonesia                                                                100                    53
                                                                                                                   -------
                                                                                                                       660
                                                                                                                   -------

      Israel -- 2.5%
      Agis Industries Limited                                                                     15                   122
      Bank Leumi Le - Israel                                                                      83                   139
      Electric Fuel Corporation                                                                   25                    89(A)
      Formula Systems (1985) Ltd.                                                                 13                   397(A)
      Israel Chemicals Limited                                                                   120                   162
      Makhteshim Chemical Works Limited                                                           23                   171(A)
      NICE - Systems Ltd. ADR                                                                      6                   246(A)
      Orbotech, Ltd.                                                                               5                   159(A)
      Teva Pharmaceutical Industries Ltd. ADR                                                      3                   123
                                                                                                                   -------
                                                                                                                     1,608
                                                                                                                   -------

      Kazakhstan -- 1.3%
      Regent Central Asia Fund                                                                    97                   870(A)
                                                                                                                   -------

      Malaysia -- 2.0%
      Malayan Cement Bhd                                                                         223                   152
      Malaysian Pacific Industries Bhd                                                            64                   154
      Puncak Niaga Holdings Berhad                                                               140                   104(A)
      Rothmans of Pall Mall (Malaysia) Berhad                                                     34                   264
      Telekom Malaysia Bhd                                                                        90                   266
      Tenaga Nasional Berhad                                                                     159                   339
                                                                                                                   -------
                                                                                                                     1,279
                                                                                                                   -------


                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      Mexico -- 15.8%
      ALFA, S.A. de C.V.                                                                          46               $   314
      Biper S.A. de C.V.                                                                         910                   410(A)
      Carso Global Telecom                                                                       168                   684
      Corporation GEO, S.A. de C.V.                                                              101                   618(A)
      Desc S.A. de C.V. (Series B)                                                                72                   689
      Empaques Ponderosa, S.A. de C.V.                                                           865                   746(A)
      Fomento Economico Mexicana, SA de C.V.                                                      94                   747
      Grupo Financiero Banamex Accival, SA de CV                                                 221                   661(A)
      Grupo Financiero Bancomer, S.A. de C.V.                                                    249                   160(A)
      Grupo Industrial Maseca SA de CV                                                           298                   308
      Organizacion Soriana SA de CV                                                              238                 1,048
      Panamerica Beverages, Inc.                                                                  19                   617
      Sanluis Corporacion S.A. de C.V.                                                            83                   686
      Telefonos de Mexico SA                                                                     577                 1,627
      Tubos de Acero de Mexico SA ADR                                                             31                   677(A)
      TV Azteca, S.A. de C.V. ADR                                                                 15                   338(A)
                                                                                                                   -------
                                                                                                                    10,330
                                                                                                                   -------

      Namibia -- 0.5%
      Namibian Minerals Corporation                                                              111                   332(A)
                                                                                                                   -------


      Pakistan -- 0.3%
      The Hub Power Company Limited GDR                                                            7                   212(A,B)
                                                                                                                   -------

      Peru -- 1.4%
      Cementos Lima, S.A.                                                                         18                   399
      Telfonica del Peru S.A. ADR                                                                 21                   490
                                                                                                                   -------
                                                                                                                       889
                                                                                                                   -------

      Philippines -- 1.2%
      Belle Corporation                                                                        1,531                    59(A)
      C&PHomes, Inc.                                                                             580                    34
      Fil-Estate Land, Inc.                                                                      600                    17(A)
      Manila Electric Company                                                                     25                    84
      Metropolitan Bank & Trust Company                                                           11                    73
      Philippine Long Distance Telephone Company                                                  10                   229
      Philippine National Bank                                                                    80                   176(A)
      Southeast Asia Cement Holdings, Inc.                                                     9,816                   128(A)
                                                                                                                   -------
                                                                                                                       800
                                                                                                                   -------

Legg Mason Global Trust, Inc.


                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      Poland -- 1.0%
      Kredyt Bank S.A. GDR                                                                        21               $   262(A,B)
      NFI Hetman S.A.                                                                             11                    24(A)
      NFI Jedenasty S.A.                                                                          14                    40(A)
      NFI Octave S.A.                                                                             15                    28(A)
      NFI Piast S.A.                                                                              43                   117(A)
      NFI Progress S.A.                                                                           13                    32(A)
      NFI Trezeci S.A.                                                                            16                    41(A)
      NFI Zachodni S.A.                                                                           13                    31(A)
      Sokolowskie Zaklady Miesne S.A.                                                             11                    13
      Zaklady Plyt Wiorowych Grajewo                                                               2                    79(A)
                                                                                                                   -------
                                                                                                                       667
                                                                                                                   -------

      Portugal -- 1.7%
      Cimpor Cimentos de Portugal S.A.                                                            23                   590
      Portugal Telecom S.A.                                                                       11                   501
                                                                                                                   -------
                                                                                                                     1,091
                                                                                                                   -------
      Romania -- 0.7%
      Societe Generale Romania Fund                                                                5                   453(A)
                                                                                                                   -------

      Russia -- 4.1%
      Lukoil Holding ADR                                                                           6                   515
      AO Surgutneftegaz ADR                                                                       71                   710
      AO Taftneft ADR                                                                              8                 1,083(B)
      Unified Energy Systems GDR                                                                  12                   381(A)
                                                                                                                   -------
                                                                                                                     2,689
                                                                                                                   -------

      Saudi Arabia -- 1.6%
      Saudi Arabian Investment Fund                                                              125                 1,047(A)
                                                                                                                   -------

      South Africa -- 4.5%
      Barlow Limited                                                                              22                   187
      Billiton Plc                                                                                28                    72(A)
      De Beers Centenary AG                                                                        9                   193
      Driefontein Consolidated                                                                    63                   427
      Free State Consolidated Gold Mines Limited                                                  25                   114
      Gencor Limited                                                                              16                    27
      Rembrandt Group Limited                                                                     65                   474
      Sasol Limited                                                                               15                   155
      Southern Africa Fund, Inc.                                                                  55                   689
      Western Area Gold Mining                                                                    30                   165(A)
      Western Deep Levels                                                                         25                   462
                                                                                                                   -------
                                                                                                                     2,965
                                                                                                                   -------


                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      South Korea -- 1.2%
      Cho Hung Bank GDR                                                                           16               $    24(A,B)
      Daewoo Electronic Components Co.                                                            30                    80
      Dong-Ah Construction Industrial Company EDR                                                 10                    12
      Hana Bank GDR                                                                               23                   136(A)
      Kookmin Bank Ltd. GDS                                                                       18                    84(B)
      Kookmin Bank Ltd.                                                                            7                    36
      Korea Electric Power Corporation                                                            20                   185
      Pohang Iron & Steel Company Ltd.                                                             3                    74(A)
      SK Telecom Co. Ltd.                                                                       N.M.                    38
      Samsung Electronics Co.                                                                      1                    25
      Yukong Ltd. GDR                                                                             27                    29(A,B)
      Yukong Ltd. GDR                                                                             36                    38(A)
                                                                                                                   -------
                                                                                                                       761
                                                                                                                   -------

      Taiwan -- 2.1%
      Asia Cement Corporation GDS                                                                 17                   194(B)
      Asustek Computer Inc. GDR                                                                   22                   366(A,B)
      China Steel Corporation GDR                                                                 14                   209(A,B)
      Evergreen Marine Corporation GDR                                                            11                   119(B)
      President Enterprises GDS                                                                   11                   127(A,B)
      Teco Electric & Machinery GDR                                                               18                   253(A,B)
      Yang Ming Marine Transport GDR                                                              13                   105(A,B)
                                                                                                                   -------
                                                                                                                     1,373
                                                                                                                   -------

      Thailand -- 2.1%
      Advanced Info Service Public Co., Ltd.                                                      50                   239
      Bangkok Bank Public Company Limited                                                         46                   114
      Electricity Generating Public Company Limited                                              160                   299
      First Bangkok City Bank Public Company Limited                                             421                    82
      PTT Exploration & Production Public Company Limited                                         14                   161
      Siam Cement Public Company Limited                                                          18                   142
      Siam Makro Public Company Ltd.                                                             146                   121
      Thai Airways International Public Co., Ltd.                                                220                   240
                                                                                                                   -------
                                                                                                                     1,398
                                                                                                                   -------

      Turkey -- 2.1%
      Aselsan Askeri Elektronik A.S.                                                           1,968                   119
      Borusan Birlesik Boru Fabrikalari A.S.                                                   2,439                   114
      Eczacibasi Ilac Sanayi ve Ticaret A.S.                                                   2,813                   128(A)
      Haci Omer Sabanci Holding A.S.                                                           4,647                   286(A)
      Klimasan Klima Sanayi ve Ticaret A.S.                                                    2,270                   164(A)
      Kordsa Kord Bezi Sanayi ve Ticaret A.S.                                                  2,226                   193
      Turkiye Garanti Bankasi A.S.                                                             3,403                   168
      Yapi ve Kredi Bankasi A.S.                                                               5,695                   217
                                                                                                                   -------
                                                                                                                     1,389
                                                                                                                   -------

Legg Mason Global Trust, Inc.


                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      Ukraine -- 0.7%
      Societe Generale Laden Thal Ukraine Fund                                                     5               $   463(A)
                                                                                                                   -------

      United States -- 1.5%
      Global Telesystems Holdings Ltd.                                                            43                 1,001(A)
                                                                                                                   -------

      Venezuela -- 1.6%
      Compania Anonima Nacional Telefonos de Venezuela ADS                                        17                   724
      Venepal S.A.                                                                               191                   300
                                                                                                                   -------
                                                                                                                     1,024
                                                                                                                   -------
      Total Common Stocks and Equity Interests  (Identified Cost-- $65,692)                                         58,775
---------------------------------------------------------------------------------------------------------------------------
Preferred Shares-- 6.8%

      Argentina -- 0.5%
      Nortel Inversora S.A. ADR                                                                   13                   339
                                                                                                                   -------

      Brazil -- 6.3%
      Banco Votorantim SA                                                                     11,597                   223
      Cataguazes Leopold                                                                     151,492                   305(B)
      Companhia Energetica de Sao Paulo                                                        4,300                   258(A)
      Companhia Riograndense Telecom                                                             653                   805(A)
      Companhia Vale do Rio Doce                                                                   7                   143(A)
      Ericsson Telecomunicacoes S/A                                                            9,300                   298
      Gerdau Metalurgica S/A                                                                   7,576                   227
      Gerdau Siderugica SA                                                                    18,265                   229
      Itausa Investimentos Itau S/A                                                              754                   588
      Petroleo Brasileiro S/A                                                                  3,509                   821
      Sadia - Concordia S/A Industria E Comercio                                                 325                   213
      Telecomunicacoes de Minas Gerais                                                            42                     5
                                                                                                                   -------
                                                                                                                     4,115
                                                                                                                   -------
      Total Preferred Shares  (Identified Cost-- $5,129)                                                             4,454
---------------------------------------------------------------------------------------------------------------------------


                                                                                            Shares/Par               Value
---------------------------------------------------------------------------------------------------------------------------
Convertible Bond -- 0.2%
      Taiwan -- 0.2%
      Far Eastern Department Stores, 3%, 7/6/01  (Identified Cost-- $146)                    $   140               $   125
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 2.2%
      Prudential Securities, Inc.
        6.75%, dated 12/31/97, to be repurchased at
        $1,451 on 1/2/98 (Collateral: $1,477
        Federal Home Loan Mortgage Corporation
        Mortgage-backed securities, 7.00%, due
        8/1/27, value $1,498)
        (Identified Cost-- $1,450)                                                             1,450                 1,450
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.2%  (Identified Cost-- $72,417)                                                        64,804
      Other Assets Less Liabilities-- 0.8%                                                                             498
                                                                                                                   -------
      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to 6,626 shares outstanding                     $74,837
      Overdistributions of net investment income                                                (232)
      Accumulated net realized loss on investments and currency transactions                  (1,692)
      Unrealized depreciation of investments and currency transactions                        (7,611)
                                                                                             -------
      NET ASSETS-- 100.0%                                                                                          $65,302
                                                                                                                   =======
      NET ASSET VALUE PER SHARE                                                                                      $9.85
                                                                                                                     =====
---------------------------------------------------------------------------------------------------------------------------

(A) Non-income producing
(B) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers.
N.M. Not meaningful

See notes to financial statements.

Statements of Operations
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                                                          Year Ended 12/31/97
---------------------------------------------------------------------------------------------------------------------------
                                                                                Global       International     Emerging
                                                                              Government        Equity          Markets
                                                                                 Trust           Trust           Trust
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                                $ 11,229          $  294        $    190
      Dividends                                                                     --           5,401             856
          Less: Foreign tax expense                                                (68)           (660)            (83)
                                                                               -------          ------        --------
          Total income                                                          11,161           5,035             963
                                                                               -------          ------        --------

Expenses:
      Management fee                                                             1,156           1,616             554
      Distribution and service fees                                              1,156           2,155             554
      Custodian fee                                                                286             458             255
      Transfer agent and shareholder servicing expense                             100             238              80
      Audit and legal fees                                                          77              53              56
      Reports to shareholders                                                       40              67              20
      Registration fees                                                              4              45              41
      Organization expense                                                          26              14              15
      Directors' fees                                                                6               6               6
      Other expenses                                                                10              15               4
                                                                               -------          ------        --------
                                                                                 2,861           4,667           1,585
          Less fees waived                                                          --              --            (198)
                                                                               -------          ------        --------
          Total expenses, net of waivers                                         2,861           4,667           1,387
                                                                               -------          ------        --------

      Net Investment Income                                                      8,300             368            (424)
                                                                               -------          ------        --------

Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain (loss) on:
          Investments                                                           (3,543)            287          (1,569)
          Foreign currency transactions                                           (345)           (272)           (160)
                                                                               -------          ------        --------
                                                                                (3,888)             15          (1,729)
                                                                               -------          ------        --------

      Change in unrealized appreciation (depreciation) of:
          Investments, options, and futures                                     (7,099)           (760)         (8,794)
          Assets and liabilities denominated in foreign currencies                 (27)            (49)              1
                                                                               -------          ------        --------
                                                                                (7,126)           (809)         (8,793)
                                                                               -------          ------        --------

      Net Realized and Unrealized Gain (Loss) on Investments                   (11,014)           (794)        (10,522)
---------------------------------------------------------------------------------------------------------------------------
      Change in Net Assets Resulting from Operations                          $ (2,714)         $ (426)       $(10,946)
---------------------------------------------------------------------------------------------------------------------------


See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                          Global                International               Emerging
                                                        Government                 Equity                    Markets
                                                           Trust                    Trust                     Trust
                                                  ----------------------    ---------------------   -----------------------
                                                        Years Ended              Years Ended             Years Ended
                                                  12/31/97      12/31/96    12/31/97     12/31/96   12/31/97    12/31/96(A)
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income                       $  8,300     $  8,899    $    368     $    261   $   (424)     $   (57)
      Net realized gain (loss) on
        investments, options, futures
        and foreign currency transactions           (3,888)         724          15        6,713     (1,729)         (13)
      Change in unrealized appreciation
        (depreciation) of investments and
        assets and liabilities denominated
        in foreign currencies                       (7,126)       2,457        (809)      10,954     (8,793)       1,182
---------------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting
        from operations                             (2,714)      12,080        (426)      17,928    (10,946)       1,112
      Distributions to shareholders:
        From net investment income                  (7,473)      (9,293)     (1,483)        (620)       (66)         (59)
        In excess of net investment income            (641)          --          --           --         --           --
        From net realized gain on investments       (1,553)      (1,528)     (8,167)      (4,209)        --           --
      Change in net assets from
        Fund share transactions                    (12,436)       6,336      69,805       88,880     55,108       20,152
---------------------------------------------------------------------------------------------------------------------------
      Change in net assets                         (24,817)       7,595      59,729      101,979     44,096       21,205

Net Assets:
      Beginning of year                            161,549      153,954     167,926       65,947     21,206            1
---------------------------------------------------------------------------------------------------------------------------
      End of year                                 $136,732     $161,549    $227,655     $167,926   $ 65,302      $21,206
---------------------------------------------------------------------------------------------------------------------------
      Under/(over) distributed
        net investment income                     $ (5,134)    $   (469)   $ (1,523)    $   (136)  $   (232)     $  (118)
---------------------------------------------------------------------------------------------------------------------------

(A) For the period May 28, 1996 (commencement of operations) to December 31,
    1996.

See notes to financial statements.

Financial Highlights
Legg Mason Global Trust, Inc.

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                   Investment Operations                                    Distributions From:
                   ----------------------------------------------------    ----------------------------------------------------
                                        Net Realized and
                                         Unrealized Gain
                                        (Loss) on Invest-                                                            In Excess
                   Net Asset    Net       ments, Options,      Total                     In Excess        Net         of Net
                    Value,   Investment    Futures and         From           Net          of Net      Realized      Realized
                   Beginning   Income    Foreign Currency    Investment    Investment    Investment     Gain on       Gain on
                    of Year    (Loss)     Transactions       Operations      Income        Income     Investments   Investments
       ------------------------------------------------------------------------------------------------------------------------
Global Government Trust
       Years Ended Dec. 31,
       1997         $10.41    $ .54          $(.71)           $(.17)       $ (.48)        $ (.05)        $(.11)       $  --
       1996          10.33      .59            .21              .80          (.62)            --          (.10)          --
       1995           9.54      .63           1.32             1.95         (1.16)            --            --           --
       1994          10.27      .57(A)        (.71)            (.14)         (.59)            --            --           --
       1993(D)       10.00      .36(A)         .31              .67          (.36)            --          (.04)          --

International Equity Trust
       Years Ended Dec. 31,
       1997         $12.09    $ .02          $ .19            $ .21        $ (.08)        $   --         $ (.44)      $  --
       1996          10.70      .02(B)        1.74             1.76          (.05)            --           (.32)         --
       1995(E)       10.00      .04(B)         .77              .81          (.04)            --             --        (.07)

Emerging Markets Trust
       Years Ended Dec. 31,
       1997         $10.51    $(.02)(C)      $(.63)           $ (.65)      $ (.01)        $   --         $   --       $  --
       1996(F)       10.00     (.03)(C)        .57               .54         (.03)            --             --          --

                                                                    Ratios/Supplemental Data
                                            ---------------------------------------------------------------------------------
                                                                          Net
                               Net Asset                              Investment                 Average        Net Assets,
                                 Value,                  Expenses    Income (Loss)   Portfolio   Commission        End of
                     Total       End of      Total      to Average     to Average    Turnover       Rate            Year
                 Distributions    Year       Return     Net Assets     Net Assets      Rate        Paid(G)     (in thousands)
       ----------------------------------------------------------------------------------------------------------------------
Global Government Trust
       Years Ended Dec. 31,
       1997         $ (.64)     $ 9.60       (1.69)%       1.86%         5.39%         241%        $   --         $136,732
       1996           (.72)      10.41        8.22%        1.86%         5.80%         172%            --          161,549
       1995          (1.16)      10.33       20.80%        1.81%         5.72%         169%            --          153,954
       1994           (.59)       9.54       (1.40)%       1.34%(A)      5.71%(A)      127%            --          145,415
       1993(D)        (.40)      10.27        6.76%(H)      .27%(A,I)    5.41%(A,I)    128%(I)         --          161,072

International Equity Trust
       Years Ended Dec. 31,
       1997         $  (.52)    $11.78        1.76%        2.17%          .17%          59%        $.0082         $227,655
       1996            (.37)     12.09       16.49%        2.25%(B)       .21%(B)       83%         .0083          167,926
       1995(E)         (.11)     10.70        8.11%(H)     2.25%(B,I)     .52%(B,I)     58%(I)         --           65,947

Emerging Markets Trust
       Years Ended Dec. 31,
       1997         $  (.01)    $ 9.85       (6.18)%       2.50%(C)      (.76)%(C)      63%        $.0054         $ 65,302
       1996(F)         (.03)     10.51        5.40%(H)     2.50%(C,I)    (.68)%(C,I)    46%(I)      .0061           21,206
       ------------------------------------------------------------------------------------------------------------------------

       (A) Net of fees waived and reimbursements made by the manager for expenses in excess of voluntary expense limitations of 0.2% until September 30, 1993; 0.35% until December 31, 1993; 0.5% until January 31, 1994; 0.7% until February 28, 1994; 0.9% until March 31, 1994;
           1.1% until April 30, 1994; 1.3% until May 31, 1994; 1.5% until June
           30, 1994; 1.7% until July 31, 1994; and 1.9% indefinitely. If no fees had been waived or expenses reimbursed by the Adviser, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1994, 1.82%; and 1993, 1.93%.
       (B) Net of fees waived and/or expenses reimbursed pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived or expenses reimbursed by the Adviser, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
           1996, 2.32%; and 1995, 2.91%.
       (C) Net of fees waived and/or expenses reimbursed pursuant to a voluntary expense limitation of 2.50%. If no fees had been waived or expenses reimbursed by the Adviser, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
           1997, 2.86%; and 1996, 3.71%.
       (D) For the period April 15,1993 (commencement of operations) to December 31, 1993.
       (E) For the period February 17, 1995 (commencement of operations) to December 31, 1995.
       (F) For the period May 28, 1996 (commencement of operations) to December 31, 1996.
       (G) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Funds. The regulations for average commission rates are not applicable to non-equity funds.
       (H) Not annualized
       (I) Annualized

       See notes to financial statements.

Notes to Financial Statements
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------
1. Significant Accounting Policies:

           The Legg Mason Global Trust, Inc. ("Trust"), consisting of the Global Government Trust ("Global Government"), the International Equity Trust ("International Equity"), and the Emerging Markets Trust ("Emerging Markets") (each separately referred to as a "Fund" and collectively as the "Funds"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

      Security Valuation

           Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

           Most securities held by Global Government are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Currency Transactions

           The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

            (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and

           (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.

           The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are reflected as a component of such gains or losses.

      Investment Income and Distributions to Shareholders

           Income and expenses are recorded on the accrual basis. Bond premiums are amortized using the yield-to-maturity method for financial reporting and tax purposes. Bond discounts, other than original issue, are not amortized. Dividends from net investment income are declared and paid monthly for Global Government, and are declared and paid annually for International Equity and Emerging Markets. Dividends payable are recorded on the ex-dividend date. At December 31, 1997, there were no dividends payable for any of the Funds in the Trust.

      Investment Transactions

           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1997, receivables for securities sold and not yet delivered and payables for securities purchased and not yet received for each of the Funds were as follows:

                              Receivable for         Payable for
                              Securities Sold   Securities Purchased
--------------------------------------------------------------------
Global Government                   $   --           $   --
International Equity                 3,257            1,450
Emerging Markets                       793              604

Legg Mason Global Trust, Inc.
(Amounts in Thousands)
--------------------------------------------------------------------------------

      Options and Futures

           Upon the purchase of a put option or a call option by a fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the fund will realize a loss in the amount of the cost of the option. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security which the fund purchases upon exercise will be increased by the premium originally paid.

           When a fund writes a call option or a put option, an amount equal to the premium received by the fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to the option is eliminated. When a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise.

           Upon entering into a futures contract, the fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

      Repurchase Agreements

           All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers, acting under the supervision of the Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

      Deferred Organizational Expense

           Deferred organizational expenses of $128 for Global Government, $71 for International Equity, and $73 for Emerging Markets are being amortized on a straight-line basis over 5 years beginning on the date each respective fund began operations.

      Federal Income Taxes

           No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

      Use of Estimates

           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

2. Financial Instruments:

           As part of its investment program, each Fund may utilize forward currency exchange contracts and repurchase agreements. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Trust's Prospectus and Statement of Additional Information.

      Emerging Markets

           Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Government, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

      Forward Currency Exchange Contracts

           Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

           The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

           At December 31, 1997, open forward currency exchange contracts were as follows:

      Global Government:

                                   Contract to
Settlement       ----------------------------------------------       Unrealized
   Date                     Receive                     Deliver       Gain/(Loss)
---------------------------------------------------------------------------------
1/16/98          USD           4,992      AUD             7,152          $ 329
1/16/98          USD           4,730      AUD             6,409            552
1/16/98          AUD          13,561      USD             9,406           (564)
1/21/98          USD           6,150      DEM            10,816            130
1/21/98          DEM           1,201      USD               686            (18)
1/21/98          JPY       4,086,878      DEM            56,061            195
1/21/98          USD           1,297      DEM             2,295             20
1/21/98          DEM          11,802      USD             6,668            (99)
1/21/98          USD           7,003      DEM            12,059            291
1/21/98          DEM          38,874      USD            22,307           (670)
1/21/98          DEM          25,980      USD            14,922           (462)
1/21/98          USD           3,223      DEM             5,621             94
2/17/98          USD              38      ITL            65,679              1
2/17/98          ITL          65,679      USD                38             (1)
2/17/98          ITL       8,254,494      USD             4,810           (146)
2/17/98          NZD           5,172      USD             3,140           (148)
2/17/98          USD           3,028      NZD             4,869            212

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

Global Government (continued)

                                   Contract to
Settlement       ----------------------------------------------       Unrealized
   Date                     Receive                     Deliver       Gain/(Loss)
---------------------------------------------------------------------------------
2/17/98          USD           5,800      JPY           727,691            188
2/17/98          USD           4,775      ITL         8,254,494            111
2/17/98          JPY         360,562      USD             2,906           (125)
2/17/98          JPY         928,195      USD             7,185            (27)
2/17/98          USD           7,300      JPY           928,195            142
2/17/98          USD          14,126      JPY         1,755,820            586
2/17/98          JPY         894,075      USD             7,000           (105)
2/17/98          JPY         902,144      USD             7,269           (313)
2/17/98          DEM           5,098      USD             2,900            (58)
2/17/98          USD           3,236      ZAR            16,112            (36)
2/17/98          USD           6,344      SEK            49,258            132
2/17/98          CAD             353      USD               250             (3)
2/17/98          USD             814      CAD             1,148             10
2/17/98          USD           1,632      CAD             2,310             13
2/17/98          USD           3,100      NZD             5,041            184
2/17/98          USD           2,593      GBP             1,573             16
2/17/98          USD           3,328      GBP             2,021             17
2/17/98          GBP           3,768      USD             6,211            (37)
2/17/98          USD           6,332      GBP             3,785            130
2/17/98          GBP          12,506      USD            21,023           (528)
2/17/98          USD          23,208      GBP            13,798            597
2/26/98          DEM           5,697      SEK            25,000             23
2/26/98          DEM           4,631      GBP             1,600            (38)
2/26/98          DEM           5,984      ITL         5,900,000              3
3/27/98          USD           2,800      JPY           361,004             (1)
3/27/98          USD           7,231      JPY           932,844             (6)
4/29/98          ZAR          17,028      USD             3,388             11
4/29/98          USD             428      ZAR             2,160             (3)
4/29/98          USD           3,000      ZAR            14,868             32
5/04/98          GRD       1,559,984      USD             5,481           (144)
5/04/98          USD           5,400      GRD         1,559,984             63
5/04/98          DEM           9,171      USD             5,400           (266)
                                                                         -----
                                                                         $ 284
                                                                         =====

International Equity:

                                   Contract to
Settlement       ----------------------------------------------       Unrealized
   Date                     Receive                     Deliver       Gain/(Loss)
---------------------------------------------------------------------------------
3/18/98          USD           2,248      GBP             1,381          $ (12)
3/18/98          GBP           1,381      USD             2,296            (36)
                                                                         -----
                                                                         $ (48)
                                                                         =====

           At December 31, 1997, Emerging Markets had no open forward currency contracts.

--------------------------------------------------------------------------------

3. Investment Transactions:

           For the year ended December 31, 1997, investment transactions (excluding short-term investments) were as follows:

                                                Purchases                                  Proceeds from Sales
                                   --------------------------------------         --------------------------------------
                                   U.S. Gov't Securities           Other          U.S. Gov't. Securities         Other
------------------------------------------------------------------------------------------------------------------------
      Global Government                  $49,123                 $284,915                $45,023                $303,373
      International Equity                    --                  184,687                     --                 123,050
      Emerging Markets                        --                   86,142                     --                  32,136

           At December 31, 1997, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                     Cost        Appreciation    (Depreciation)
-------------------------------------------------------------------------------
      Global Government           $135,369         $ 4,078         $ (6,168)
      International Equity         216,866          35,625          (26,035)
      Emerging Markets              72,541           5,796          (13,533)

           Emerging Markets Trust has unused capital loss carryforwards for federal income tax purposes of $11 which expire in December 2004 and $606 which expire in December 2005.

4. Options and Futures:

           As part of its investment program, Global Government may utilize options and futures. The risk associated with purchasing options is limited to the premium originally paid. Options written by a fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Net Assets. The risk in writing a covered call option is that a fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. There were no options written during the year ended December 31, 1997.

           The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

           There were no open futures contracts at December 31, 1997.

5. Transactions with Affiliates:

           Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Funds. Pursuant to their respective agreements, the Manager provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly at annual rates of each Fund's average daily net assets as follows: Global Government and International Equity, 0.75%; Emerging Markets, 1.00%.

           The Manager has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month the following annual rates: 1.90% of average net assets for Global Government; 2.25% for International Equity and 2.50% for Emerging Markets. Fees in excess of these limits will be waived indefinitely for Global Government and through May 1, 1998, for International Equity and Emerging Markets. For the year ended December 31, 1997, management fees of $198

Legg Mason Global Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

5. Transactions with Affiliates -- Continued

      were waived for Emerging Markets. No fees were waived for Global Government or International Equity. At December 31, 1997, amounts due to the Manager were as follows: Global Government, $90, International Equity, $145, and Emerging Markets, $35.

           Western Asset Management Company ("Adviser"), a wholly owned subsidiary of Legg Mason, Inc., and a corporate affiliate of the Manager and Legg Mason, serves as investment adviser to Global Government. The Adviser is responsible for the actual investment activity of the Fund, for which the Manager pays a fee at an annual rate equal to 40% of the Fund's average daily net assets.

           Western Asset Global Management, Ltd. ("WAGM") serves as investment sub-adviser to Global Government. The Adviser (not the Fund) pays WAGMa fee at an annual rate equal to 0.20% of the Fund's average daily net assets.

           Batterymarch Financial Management, Inc. ("Batterymarch"), a wholly owned subsidiary of Legg Mason, Inc., and a corporate affiliate of the Manager and Legg Mason, serves as the adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. The Manager pays Batterymarch a fee for its services at an annual rate equal to 66% of the fee received by the Manager from International Equity and 75% of the fee received from Emerging Markets.

           Legg Mason, as distributor of the Funds, receives an annual distribution fee of 0.50% for Global Government and 0.75% for International Equity and Emerging Markets, and an annual service fee of 0.25% of each Fund's average daily net assets, calculated daily and payable monthly. At December 31, 1997, distribution and service fees due to the distributor were as follows:Global Government, $90, International Equity, $193 and Emerging Markets, $54.

           Legg Mason also has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended December 31, 1997: $31 for Global Government; $68 for International Equity; and $23 for Emerging Markets.

6. Line of Credit:

           The Funds, along with certain other Legg Mason Funds, participate in a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1997, the Funds had no borrowings under the line of credit.

7. Fund Share Transactions:

           At December 31, 1997, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Trust. Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased              Net Change
                                          -------------------  ----------------   -----------------        ----------------
                                          Shares     Amount    Shares   Amount    Shares     Amount        Shares    Amount
---------------------------------------------------------------------------------------------------------------------------
Global Government
  Year Ended December 31, 1997             2,423     $ 24,370      865   $8,609   (4,558)   $(45,415)       (1,270) $(12,436)
  Year Ended December 31, 1996             3,220       33,097      936    9,577   (3,551)    (36,338)          605     6,336

International Equity
  Year Ended December 31, 1997            10,069      129,976      815    9,546   (5,444)    (69,717)        5,440    69,805
  Year Ended December 31, 1996             8,861      102,294      404    4,782   (1,540)    (18,196)        7,725    88,880

Emerging Markets
  Year Ended December 31, 1997             5,299       62,511        6       65     (697)     (7,468)        4,608    55,108
  Period Ended December 31, 1996(dagger)   2,092       20,877        5       58      (79)       (783)        2,018    20,152

(dagger) For the period May 28, 1996 (commencement of operations) to December
         31, 1996.

Report of Independent Accountants

To the Shareholders and Directors of Legg Mason Global Trust, Inc.:

   We have audited the accompanying statements of net assets of the Legg Mason Global Government Trust, International Equity Trust and Emerging Markets Trust ("the Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legg Mason Global Government Trust, International Equity Trust and Emerging Markets Trust as of December 31, 1997, and the results of their operations, their changes in net assets and their financial highlights for each of the periods therein, in conformity with generally accepted accounting principles.

                                                COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 30, 1998